                                                                     EXHIBIT 20
                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                     MELLON BANK (DE) NATIONAL ASSOCIATION
                      MELLON BANK CREDIT CARD MASTER TRUST

                                 SERIES 1995-A

Pursuant to the Pooling and Servicing Agreement, dated as of November 21, 1995 (as may be amended, from time to time, the "Agreement"), as supplemented by the Series 1995-A Supplement (as amended and Supplemented, the "Series Supplement"), each among Mellon Bank (DE) National Association, as Servicer, and Transferor and the Bank of New York, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.

                      MONTHLY PERIOD:                              JUL-96

                      DETERMINATION DATE:                         08/09/96

                      DISTRIBUTION DATE:                          08/15/96

                      NUMBER OF DAYS IN PERIOD                       31

                      PERIOD                                         9

                           (Revolving = 0-48,
                           Controlled Accumulations = 49-60)

- -----------------------------------------------------------------

A. ORIGINAL DEAL PARAMETERS

(a) Class A Initial Investor Interest                                    $  814,625,000.00                     85.75%
(b) Class B Initial Investor Interest                                    $   54,625,000.00                      5.75%
(c) Collateral Initial Interest                                          $   80,750,000.00                      8.50%
                                                                         -----------------
(d) Total Initial Interest (a + b + c)                                   $  950,000,000.00

(e) Required Transferor Percentage                                                   10.00%

(f) LIBOR rate as of most recent reset day                                         5.49609%

(g) Interest rate for Collateral Interest                                          5.46802%

(h) Current Class A Certificate Rate (f. +.19)                                     5.68609%
(i) Current Class B Certificate Rate (f.+ .30)                                     5.79609%
(j) Current Collateral Certificate Rate (g.+.40)                                   5.85828%

(k) Net Servicing Fee Rate                                                            2.00%

- -----------------------------------------------------------------

I. RECEIVABLES IN THE TRUST
- ---------------------------

(a) Beginning of the Period Principal Receivables                        $1,394,365,612.52
(b) Beginning of the Period Finance Charge Receivables                   $   16,939,768.75
(c) Beginning of the Period Discounted Receivables                       $            0.00

(d) Beginning of the Period Total Receivables (a + b + c)                                          $1,411,305,381.27

(e) Removed Principal Receivables                                        $            0.00
(f) Removed Finance Charge Receivables                                   $            0.00

(g) Removed Total Receivables (e + f)                                                              $            0.00

(h) Additional Principal Receivables                                     $            0.00
(i) Additional Finance Charge Receivables                                $            0.00

(j) Additional Total Receivables (h + i)                                                           $            0.00

(k) End of Period Principal Receivables                                  $1,394,422,788.30
(l) End of Period Finance Charge Receivables                             $   16,686,303.33
(m) End of Period Discounted Receivables                                 $            0.00
(n) End of Period Total Receivables (k + l + m)                                                    $1,411,109,091.63

(o) End of Period Receivables with the Interest-Back Feature             $  120,596,751.06
       (as a % of Total Receivables) (o / n)                                          8.55%

(p) Total Number of Accounts at End of Period                                      934,719

(q) Total Number of Foreign Accounts at End of Period                                3,068
       (as a % of Total Number of Accounts) (q / p)                                   0.33%

                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                     MELLON BANK (DE) NATIONAL ASSOCIATION
                      MELLON BANK CREDIT CARD MASTER TRUST

                                 SERIES 1995-A

II. INVESTED AMOUNTS AND ALLOCATION PERCENTAGES
=========================================================

(a) Class A Initial Investor Interest                                          $814,625,000.00                     85.75%
(b) Class B Initial Investor Interest                                           $54,625,000.00                      5.75%
(c) Collateral Initial Interest                                                 $80,750,000.00                      8.50%
(d) Initial Investor Interest (a + b + c)                                                                $950,000,000.00

(e) Class A Investor Interest (a - (IX.b))                                     $814,625,000.00                     85.75%
(f) Class B Investor Interest (b - (IX.e))                                      $54,625,000.00                      5.75%
(g) Collateral Interest (c - (IX.h))                                            $80,750,000.00                      8.50%
(h) Total Investor Interest (e + f + g)                                                                  $950,000,000.00

(i) Floating Allocation Percentage (h / (I.a))                                           68.13%
(j) Class A Floating Allocation Percentage (e / h)                                       85.75%
(k) Class B Floating Allocation Percentage (f / h)                                        5.75%
(l) Collateral Allocation Percentage (g / h)                                              8.50%

(m) Monthly Servicing Fee (h * (A.j)/12)                              2%         $1,583,333.33
(n) Servicer Interchange                                                           $791,666.67
(o) Investor Defaulted Amount (i * (IV.m))                                       $3,787,081.55

III. TRANSFEROR INTEREST

======================================================

(a) Beginning Transferor's Interest (I.a - II.h)                               $444,365,612.52
(b) Ending Transferor's Interest (I.k - II.h)                                  $444,422,788.30
(c) Required Transferor's Interest (A. e)                                      $141,110,909.16
(d) Minimum Aggregate Principal Receivables (II. d)                            $950,000,000.00
(e) Excess Funding Account Balance at end of Monthly Period                              $0.00
(f) Sum of Principal Receivables and Excess Funding Account                  $1,394,422,788.30
    at end of Monthly Period (I.k+III.e)

IV. PERFORMANCE SUMMARY

======================================================

COLLECTIONS:

(a) Collections of Principal Receivables                                       $134,363,329.64
(b) Collections of Finance Charge Receivables (Note 1 below)                    $19,529,092.04

(c) Total Collections (a+b).                                                   $153,892,421.68

DELINQUENCIES AND LOSSES:
(d) End of the month delinquencies:

          (e) 5 days delinquent                                                 $66,322,834.05
          (f) 30 days delinquent                                                $16,516,932.62
          (g) 60 days delinquent                                                 $9,495,103.51
          (h) 90 days delinquent                                                 $6,864,830.86
          (i) 120 days delinquent                                                $5,498,747.61
          (j) 150 days delinquent                                                $4,255,482.78
          (k) 180 + days delinquent                                                      $0.00

          (l) Total 30 + days delinquent (f + g + h + i + j + k)                $42,631,097.38


(m) Gross Principal Charge-Offs during the month                                 $5,558,501.35



Note 1: Includes interchange and amortized portion of annual membership fees.

                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                     MELLON BANK (DE) NATIONAL ASSOCIATION
                      MELLON BANK CREDIT CARD MASTER TRUST

                                 SERIES 1995-A

V. ALLOCATION AND APPLICATION OF COLLECTIONS
- --------------------------------------------

(a) Class A Available Funds (II.i*II.j*IV.b)                                                                 $11,409,408.31

(b) Class A Monthly Interest (A.h*I.a*II.i*II.j/360*number of days in monthly period)                         $3,988,693.42

(c) Class A Servicing Fee (A.k*II.e/12)                                                                       $1,357,708.33

(d) Class A Investor Default Amount (II.i*II.j*IV.m)                                                          $3,247,422.43

(e) Class A contribution to Excess Spread (a - b - c - d)                                                     $2,815,584.13

(f) Class B Available Funds  (II.i*II.k*IV.b)                                                                   $765,062.36

(g) Class B Monthly Interest (A.i*I.a*II.i*II.k/360*number of days in monthly period)                           $272,637.61

(h) Class B Servicing Fee (A.k*II.f/12)                                                                          $91,041.67

(i) Class B contribution to Excess Spread (f - g - h)                                                           $401,383.09

(j) Collateral Available Funds  (II.i*II.l*IV.b)                                                              $1,130,961.76

(k) Collateral Servicing Fee [if not Mellon Bank (DE) or Bank of NY]                                                  $0.00

(l) Collateral Interest contribution to Excess Spread (j - k)                                                 $1,130,961.76

(m) Total Contributions to Excess Spread (e + i + l)                                                          $4,347,928.97

(n) Class A Required Amount                                                                                           $0.00

(o) Class B Investor Default Amount (II.i*II.k*IV.m)                                                            $217,757.19

(p) Class B Required Amount                                                                                           $0.00

(q) Collateral Monthly Interest (A.j*I.a*II.i*II.l/360*number of days in monthly period)                        $407,353.57

(r) Collateral Servicing Fee [if Mellon Bank (DE) or Bank of NY] (A.k*II.g/12)                                  $134,583.33

(s) Collateral Default Amount (II.i*II.l*IV.m)                                                                  $321,901.93

(t) Reserve Account Funding Date                                                              month                      46

(u) Reserve Fund Cap                                                                                                   0.50%

(v) Required Reserve Account Amount (t*((II.h)-(II.j))                                                                $0.00

(w) Excess Spread Available to Mellon Bank (m - n - o - p - q - r - s - v)                                    $3,266,332.94

(x) Reallocated Collateral Principal Receivables                                                                      $0.00

(y) Reallocated Class B Principal Receivables                                                                         $0.00

Note 2: Adjusted to take into account the short first monthly period.

                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                     MELLON BANK (DE) NATIONAL ASSOCIATION
                      MELLON BANK CREDIT CARD MASTER TRUST

                                 SERIES 1995-A

VI.  YIELD AND BASE RATE
- ------------------------

BASE RATE
- ---------
(The sum of Class A Monthly Interest, Class B Monthly Interest,  Collateral
Monthly Interest and Investor Servicing Fee divided by Investor Interest)

(a) Base Rate (current month)                                                                          7.71%
(b) Base Rate (prior month)                                                                            7.71%
(c) Base Rate (2 months prior)                                                                         7.64%

(d) 3 Month Average Base Rate                                                                          7.69%

GROSS PORTFOLIO YIELD
- ---------------------
(Series 1995-A Finance Charge Collections allocable to
  investors/total invested amount)

(e) Gross Portfolio Yield (current month)                                                             16.81%
(f) Gross Portfolio Yield (prior month)                                                               15.27%
(g) Gross Portfolio Yield (2 months prior)                                                            16.80%

(h) 3 Month Average Gross Portfolio Yield                                                             16.29%

PORTFOLIO YIELD
- ---------------
(Series 1995-A Finance Charge Collections allocable to investors less investor defaulted amount/total invested amount)

(i) Portfolio Yield (current month)                                                                   12.02%
(j) Portfolio Yield (prior month)                                                                     10.46%
(k) Portfolio Yield (2 months prior)                                                                  11.70%

(l) 3 Month Average Portfolio Yield                                                                   11.40%

PORTFOLIO ADJUSTED YIELD
- ------------------------
(Portoflio Yield minus Base Rate)

(m) Portfolio Adjusted Yield (current month)                                                           4.32%
(n) Portfolio Adjusted Yield (prior month)                                                             2.75%
(o) Portfolio Adjusted Yield (2 months prior)                                                          4.06%

(p) Portfolio Adjusted Yield                                                                           3.71%
      (3 month avg.)

VII.  PORTFOLIO PERFORMANCE RATES
- ---------------------------------

(a) Gross Principal Charge-Offs (% of Total Principal Receivables (at beginning of month))             4.78%
(b) Monthly Payment Rate (% of Total Receivables Outstanding (at beginning of month))                 10.90%
(c) Portfolio Yield to Investors (annualized)                                                         16.81%
(d) Excess Finance Charge Collections %                                                                4.32%


VIII.  ACCUMULATION AND PRINCIPAL FUNDING ACCOUNT
- -------------------------------------------------

(a) Cumulative Class A principal distributed to PFA (as of prior distribution date)                   $0.00
(b) Class A Principal deposited in the PFA                                                            $0.00
(c) Total Class A Principal deposited in the PFA (a + b)                                              $0.00

(d) Cumulative Class B principal distributed to PFA (as of prior distribution date)                   $0.00
(e) Class B Principal deposited in the PFA                                                            $0.00
(f) Total Class B Principal deposited in the PFA (a + b)                                              $0.00

(g) Ending PFA balance (c + f)                                                                        $0.00

                      MONTHLY CERTIFICATEHOLDERS STATEMENT
                     MELLON BANK (DE) NATIONAL ASSOCIATION
                      MELLON BANK CREDIT CARD MASTER TRUST

                                 SERIES 1995-A

IX.  PRINCIPAL REPAYMENT
- ------------------------

(a) Class A Principal Paid (as of prior distribution dates)                                          $0.00
(b) Class A Principal Payments                                                                       $0.00
(c) Total Class A Principal Paid (a + b)                                                             $0.00

(d) Class B Principal Paid (as of prior distribution dates)                                          $0.00
(e) Class B Principal Payments                                                                       $0.00
(f) Total Class B Principal Paid (d + e)                                                             $0.00

(g) Collateral Principal Paid (as of prior distribution dates)                                       $0.00
(h) Collateral Principal Payments                                                                    $0.00
(i) Total Collateral Principal Paid (g + h)                                                          $0.00


                            Mellon Bank (DE) National Association, as Servicer

                            By:    /s/ KERRY J. RYAN
                                -------------------------
                            Name:   Kerry J. Ryan
                            Title:  Senior Vice President

                    MELLON BANK (DE) NATIONAL ASSOCIATION

             MELLON BANK CREDIT CARD MASTER TRUST Series 1995-A

                  FOR THE          9-Aug-96         Determination Date
                  FOR THE           Jun-96          Monthly Period


The undersigned, a duly authorized representative of Mellon Bank (DE) National Association, as Servicer pursuant to the Pooling and Servicing Agreement Dated as of November 21, 1995 (the "Pooling and Servicing Agreement") by and between Mellon Bank (DE) National Association and The Bank of New York, as Trustee, does hereby certify as follows:


        1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement The Certificate is delivered pursuant to subsection 3.4(b) of the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement, as amended by the applicable Series Supplement.

        2. Mellon Bank (DE) National Association is Servicer under the Pooling and Servicing Agreement.

        3.     The undersigned is a Servicing Officer.

        4. The date of the Certificate is 9-Aug-96 which is a Determination Date under the Pooling and Servicing Agreement.

        5. The aggregate amount of Collections processed during the preceding Monthly Period (equal to 5(a) plus 5(b)) was equal to $153,892,421.68

                 (a) The aggregate amount of Collections of Finance Charge Receivables collected during the preceding Monthly Period (The "Collections of Finance Charge Receivables") was equal to $19,529,092.04

                 (b) The aggregate amount of Collections of Principal Receivables collected during the preceding Monthly Period (The "Collections of Principal Receivables") was equal to $134,363,329.64

        6. The aggregate amount of Receivables as of the end of the last day of the preceding Monthly Period was equal to $1,411,109,091.63

        7. Attached hereto is a true and correct copy of the statements required to be delivered by the servicer on the date of the Certificate to the Paying Agent pursuant to Article V.

        8. To the knowledge of the undersigned, there are no Liens on any Receivables in the Trust except as described below:

                -----------------------


        IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate on 9-Aug-96


                           Mellon Bank (DE) National Association, as Servicer

                           By:              KERRY J. RYAN
                           Name:            Kerry J. Ryan
                           Title:           Senior Vice President